Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	April 30, 2004	May 31, 2004	June 30, 2004	July 31, 2004	August 31, 2004	September 30, 2004	October 31, 2004
NETBANK, INC. CONSOLIDATED

Retail customers	256,238	256,245	257,274	257,448	256,509	253,077	251,928
Business customers	19,573	19,805	19,837	20,098	20,602	19,790	20,958
Total customers	275,811	276,050	277,111	277,546	277,111	272,867	272,886

Services per customer (consolidated)	1.75	1.75	1.75	1.74	1.74	1.74	1.74
Services per customer (bank only)	2.23	2.23	2.23	2.21	2.20	2.23	2.24

Total average assets (consolidated)	$4,541,118	$5,086,771	$5,171,755	$5,332,771	$5,352,072	$4,952,168	$4,627,262

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	49%	51%	51%	51%	52%	54%	54%
Direct deposit of payroll penetration (accounts > 90 days)	50%	50%	50%	49%	48%	52%	53%

Retail deposits	$2,219,497	$2,182,126	$2,153,069	$2,306,632	$2,379,358	$2,367,279	$2,326,316
Small business deposits	34,885	37,550	42,641	44,754	54,318	53,713	54,710
Other deposits	402,087	302,062	256,693	231,398	259,702	324,633	277,573
Total deposits	$2,656,469	$2,521,738	$2,452,403	$2,582,784	$2,693,378	$2,745,625	$2,658,599

Average retail checking account balance	$2,384	$2,365	$2,284	$2,409	$2,331	$2,440	$2,490
Average retail money market account balance	$15,631	$15,667	$15,513	$15,331	$15,169	$15,075	$15,025
Average retail CD balance	$17,673	$17,628	$17,755	$17,658	$17,509	$17,310	$17,158

Average small business checking account balance	$5,335	$5,186	$5,844	$6,472	$7,032	$6,148	$6,747
Average small business money market account balance	$34,232	$36,007	$41,231	$42,316	$53,645	$54,454	$53,307
Average small business CD balance	$51,509	$53,479	$51,108	$48,549	$42,171	$38,643	$36,478

Indirect Auto Lending –
Number of loans	1,812	1,965	1,788	2,039	1,296	1,064	1,175
Production	$40,401	$44,167	$38,982	$45,246	$27,563	$22,533	$23,856
Weighted Average Note Rate	5.78%	5.51%	5.78%	5.80%	6.34%	6.28%	6.39%

Business Equipment Financing –
Production	$15,215	$13,627	$13,647	$15,120	$15,036	$16,707	$14,501

Servicing Portfolio –
Held for sale MSRs	$311,909	$274,165	$173,670	$189,642	$257,065	$275,756	$219,556
Available for sale MSRs	12,851,438	12,847,063	12,852,809	12,747,454	12,701,630	13,071,921	12,979,099
UPB underlying MSRs	13,163,347	13,121,228	13,026,479	12,937,096	12,958,695	13,347,677	13,198,655
Work-in-process and whole loans	3,505,002	3,708,096	3,751,858	3,759,063	3,856,603	3,231,522	3,134,307
Sold but not transferred	337,728	477,326	640,132	751,906	475,163	636,924	712,502
Third party subservicing	472,948	424,615	131,077	126,160	124,612	1,268	1,268
Total loans serviced	$17,479,025	$17,731,265	$17,549,546	$17,574,225	$17,415,073	$17,217,391	$17,046,732

Weighted average note rate	5.98%	5.97%	5.97%	6.00%	6.02%	5.98%	5.97%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	3.30%	4.22%	3.99%	4.30%	4.20%	4.83%	5.64%
Bankruptcy & foreclosure	0.94%	0.98%	1.03%	0.98%	1.00%	1.03%	1.15%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$1,269,828	$924,084	$831,695	$804,370	$908,524	$827,423	$786,468
Non-conforming mortgage production	253,199	252,847	371,784	293,319	275,736	239,504	242,354
Total mortgage production	$1,523,027	$1,176,931	$1,203,479	$1,097,689	$1,184,260	$1,066,927	$1,028,822

Refinance loans as a % of production	49%	41%	32%	26%	28%	30%	31%

Conforming mortgage sales	$625,308	$730,916	$1,016,752	$661,691	$792,412	$1,247,442	$628,823
Non-conforming mortgage sales	200,200	232,494	277,742	370,163	287,556	280,073	226,116
Total mortgage sales	$825,508	$963,410	$1,294,494	$1,031,854	$1,079,968	$1,527,515	$854,939

Locked conforming mortgage pipeline	$1,111,482	$948,601	$1,111,256	$1,219,207	$1,302,306	$1,088,434	$1,084,298
Application conforming mortgage pipeline	4,198,278	3,974,950	3,520,991	3,361,901	3,347,277	3,250,629	3,152,479
Total conforming mortgage pipeline	$5,309,760	$4,923,551	$4,632,247	$4,581,108	$4,649,583	$4,339,063	$4,236,777

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	5,149	5,202	6,469	6,287	6,326	7,809	7,619
ATMs (proprietary)	543	537	525	542	543	540	548
Total ATMS Serviced	5,692	5,739	6,994	6,829	6,869	8,349	8,167

Merchant Service Terminals	2,074	2,133	2,162	2,261	2,286	2,305	2,481

Insurance Sales Processing –
Number of policies sold	132	162	227	219	197	122	153
Number of policies in force	846	965	1,169	1,363	1,508	1,628	1,776

	November 30, 2004	December 31, 2004	January 31, 2005	February 28, 2005	March 31, 2005	April 30, 2005
NETBANK, INC. CONSOLIDATED

Retail customers	249,196	249,377	247,163	246,116	244,318	244,120
Business customers	20,933	21,050	21,271	21,287	26,580	26,411
Total customers	270,129	270,427	268,434	267,403	270,898	270,531

Services per customer (consolidated)	1.74	1.75	1.77	1.79	1.81	1.81
Services per customer (bank only)	2.24	2.26	2.28	2.31	2.32	2.32

Total average assets (consolidated)	$4,779,833	$4,734,276	$4,654,021	$4,504,199	$4,667,279	$4,733,193

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	53%	55%	55%	55%	55%	55%
Direct deposit of payroll penetration (accounts > 90 days)	53%	53%	54%	55%	56%	57%

Retail deposits	$2,299,561	$2,299,996	$2,207,693	$2,171,962	$2,232,362	$2,213,902
Small business deposits	57,000	55,120	56,241	55,623	51,741	55,161
Other deposits	261,077	288,301	228,446	245,156	308,255	280,509
Total deposits	$2,617,638	$2,643,417	$2,492,380	$2,472,741	$2,592,358	$2,549,572

Average retail checking account balance	$2,483	$2,681	$2,546	$2,649	$2,619	$2,717
Average retail money market account balance	$14,810	$14,806	$14,595	$14,695	$14,645	$14,169
Average retail CD balance	$17,002	$16,882	$16,655	$16,285	$15,995	$15,736

Average small business checking account balance	$7,278	$6,871	$7,040	$6,708	$7,189	$6,655
Average small business money market account balance	$54,394	$51,484	$51,440	$50,371	$42,060	$47,540
Average small business CD balance	$37,170	$36,739	$31,828	$30,526	$30,932	$29,935

Indirect Auto Lending –
Number of loans	1,296	1,291	1,280	1,005	1,714	1,812
Production	$27,074	$27,981	$27,198	$21,637	$38,543	$40,761
Weighted Average Note Rate	6.19%	6.04%	6.34%	6.55%	6.30%	6.48%

Business Equipment Financing –
Production	$13,123	$19,214	$12,923	$15,090	$17,884	$15,805

Servicing Portfolio –
Held for sale MSRs	$173,414	$193,877	$144,403	$179,178	$201,652	$145,350
Available for sale MSRs	12,883,131	12,699,935	12,647,191	12,534,408	14,819,452	14,644,655
UPB underlying MSRs	13,056,545	12,893,812	12,791,594	12,713,586	15,021,104	14,790,005
Work-in-process and whole loans	3,030,106	2,834,070	2,611,503	2,497,545	2,624,251	2,863,310
Sold but not transferred	741,808	977,563	1,208,194	885,077	1,052,638	1,189,575
Third party subservicing	1,280	1,257	1,343	1,406	788	662
Total loans serviced	$16,829,739	$16,706,702	$16,612,634	$16,097,614	$18,698,781	$18,843,552

Weighted average note rate	5.96%	5.96%	5.95%	5.94%	5.94%	5.94%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	5.44%	5.54%	5.20%	4.98%	4.29%	5.18%
Bankruptcy & foreclosure	1.18%	1.26%	1.33%	1.45%	1.56%	1.56%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$749,956	$812,990	$627,629	$645,390	$873,407	$714,072
Non-conforming mortgage production	251,132	278,965	195,440	191,842	242,901	277,677
Total mortgage production	$1,001,088	$1,091,955	$823,069	$837,232	$1,116,308	$991,749

Refinance loans as a % of production	36%	32%	36%	37%	34%	32%

Conforming mortgage sales	$684,589	$1,042,389	$418,374	$691,228	$910,939	$495,551
Non-conforming mortgage sales	262,474	262,565	269,882	198,554	233,085	227,717
Total mortgage sales	$947,063	$1,304,954	$688,256	$889,782	$1,144,024	$723,268

Locked conforming mortgage pipeline	$906,463	$754,876	$822,452	$989,247	$917,450	$1,152,081
Application conforming mortgage pipeline	2,982,146	2,709,891	2,772,076	2,977,748	3,169,196	3,268,428
Total conforming mortgage pipeline	$3,888,609	$3,464,767	$3,594,528	$3,966,995	$4,086,646	$4,420,509

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	7,816	7,779	7,435	7,720	7,695	7,744
ATMs (proprietary)	566	548	501	505	529	481
Total ATMS Serviced	8,382	8,327	7,936	8,225	8,224	8,225

Merchant Service Terminals	2,511	2,586	2,780	2,806	2,879	2,916

Insurance Sales Processing –
Number of policies sold	148	170	198	135	104	83
Number of policies in force	1,917	2,036	2,153	2,190	2,205	2,260

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank. All information is unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for April 2005. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights/clarifications include:

•                  Average earnings assets grew by $66 million or 1%.

•                  Deposits were off by $43 million or 2%. The majority of the decline was centered in the escrow accounts for the company’s mortgage operations.

•                  Auto loan production increased by $2 million or 6%, representing the highest level of production in nine months.

•                  Conforming mortgage production fell by $159 million or 18%, while conforming sales dropped by $415 million or 46%. The decrease follows previous patterns where conforming sales are generally lighter in the first month of a given quarter.

•                  Non-conforming mortgage production rose by $35 million or 14%, while non-conforming sales declined by $5 million or 2%.

•                  The locked conforming mortgage pipeline grew by $235 million or 26%, representing the highest level of locks in eight months.

Earnings outlook:

Analyst estimates for the company’s second quarter earnings currently range from $.02 to $.07. Management continues to consider this range reasonable but cautions on a few risks that could adversely impact results. The primary risks include: 1) increased pricing competition in the conforming and/or non-conforming mortgage channels; and 2) the potential for significant negative net servicing results.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com